                                 SCHEDULE 14A
                                (Rule 14a-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT

                           SCHEDULE 14A INFORMATION

          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [_]

Filed by a Party other than the Registrant [_]

Check the appropriate box:

[_]  Preliminary Proxy Statement

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12

[_]  Confidential, For Use of the Commission Only
     (as permitted by Rule 14a-6(e)(2))


                                ProxyMed, Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)

                                ProxyMed, Inc.
--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(1)(1) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

     -------------------------------------------------------------------------

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

     -------------------------------------------------------------------------


     (3) Filing Party:

     -------------------------------------------------------------------------


     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:

                                PROXYMED, INC.
                          2555 DAVIE ROAD, SUITE 110
                        FORT LAUDERDALE, FLORIDA 33317
                                (954) 473-1001

                 --------------------------------------------
                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                 JULY 25, 2001

                 ---------------------------------------------

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of ProxyMed, Inc., a Florida corporation (the "Company"), will be held on Wednesday, July 25, 2001, at 9 o'clock a.m., Eastern Daylight Time, at the Sheraton Fort Lauderdale Airport, 1825 Griffin Road, Dania, Florida 33004, for the following purposes, all of which are set forth more completely in the accompanying Proxy Statement:

(1) The election of 9 persons to the Board of Directors to serve until the next annual meeting of the shareholders or until election and qualification of their respective successors;

(2)    To approve the Company's 2001 Stock Option Plan;

(3) To vote on a proposal to amend the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000; and

(4)    To transact such other business as may properly come before the meeting.

         Pursuant to the Company's Bylaws, the Board of Directors has fixed the close of business on May 25, 2001, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting.

         The Annual Meeting may be postponed or adjourned from time to time without any notice other than by announcement at the meeting of any postponements or adjournments thereof, and any and all business for which notice is hereby given may be transacted at any such postponed or adjourned meeting.

         A FORM OF PROXY AND THE ANNUAL REPORT OF THE COMPANY FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000, ARE ENCLOSED. IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. THEREFORE, WHETHER OR NOT YOU PLAN TO BE PRESENT IN PERSON AT THE ANNUAL MEETING, PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT IN THE ENCLOSED ENVELOPE WHICH DOES NOT REQUIRE POSTAGE IF MAILED IN THE UNITED STATES.

                                                    BY ORDER OF THE
                                                    BOARD OF DIRECTORS

                                                    Frank M. Puthoff, Secretary

Fort Lauderdale, Florida
June 18, 2001

                                PROXYMED, INC.
                          2555 DAVIE ROAD, SUITE 110
                        FORT LAUDERDALE, FLORIDA 33317
                                (954) 473-1001

                         ----------------------------

                                PROXY STATEMENT

                         ----------------------------

         The enclosed proxy is solicited by the Board of Directors of ProxyMed, Inc., a Florida corporation (the "Company"), for use at the Annual Meeting of Shareholders to be held on Wednesday, July 25, 2001. The approximate date on which this statement and the enclosed proxy was sent to shareholders is June 18, 2001. The form of proxy provides a space for you to withhold your vote for any proposal. You are urged to indicate your vote on each matter in the space provided; if no space is marked, it will be voted by the persons therein named at the meeting (i) for the election of 9 persons to the Board of Directors as set forth below; (ii) for approval of the Company's 2001 Stock Option Plan;
(iii) to vote on a proposal to amend the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock from 100,000,000 to 200,000,000; and (iv) in their discretion, upon such other business as may properly come before the meeting. Whether or not you plan to attend the meeting, please fill in, sign and return your proxy card to the transfer agent in the enclosed envelope, which requires no postage if mailed in the United States.

         The cost of this proxy solicitation will be borne by the Company. In addition to solicitation by mail, directors, officers and employees of the Company may solicit proxies personally and by telephone, all without extra compensation.

         At the record date for the meeting, the close of business on May 25, 2001, the Company had issued 24,757,988 shares of Common Stock and had 243,265 voting shares of Common Stock represented by Series C 7% Convertible Preferred Stock. Series B Convertible Preferred Stock has no voting rights. Only shareholders of record at the close of business on May 25, 2001, are entitled to notice of and to vote at the Annual Meeting. In the event that there are not sufficient votes for approval of any of the matters to be voted upon at the Annual Meeting, the Annual Meeting may be adjourned in order to permit further solicitation of proxies. The quorum necessary to conduct business at the Annual Meeting consists of a majority of the outstanding shares of Common Stock. The approval of the proposals covered by this Proxy Statement will require an affirmative vote of the holders of a majority of the shares of Common Stock voting in person or by proxy at the Annual Meeting, with the exception of the election of directors, each of whom is elected by a plurality.

         All shares of Common Stock that are represented at the Annual Meeting by properly executed proxies received prior to or at the Annual Meeting and not revoked will be voted at the Annual Meeting in accordance with the instructions indicated in such proxies. If no instructions are indicated, such proxies will be voted for approval of each matter voted upon. Abstentions or broker non-votes are counted as shares present in the determination of whether shares of Common Stock represented at the meeting constitute a quorum. Abstentions and broker non-votes are tabulated separately. Since only a plurality is required for the election of directors, abstentions or broker non-votes will have no effect on the election of directors (except for purposes of determining whether a quorum is present at the Annual Meeting). As to other matters to be acted upon at the Annual Meeting, abstentions are treated as AGAINST votes, whereas broker non-votes are not counted for the purpose of determining whether the proposal has been approved.

A SHAREHOLDER WHO SUBMITS A PROXY ON THE ACCOMPANYING FORM HAS THE POWER TO REVOKE IT AT ANY TIME PRIOR TO ITS USE BY DELIVERING A WRITTEN NOTICE TO THE SECRETARY OF THE COMPANY, BY EXECUTING A LATER-DATED PROXY OR BY ATTENDING THE MEETING AND VOTING IN PERSON. UNLESS AUTHORITY IS WITHHELD, PROXIES WHICH ARE PROPERLY EXECUTED WILL BE VOTED FOR THE PURPOSES SET FORTH THEREON.

                                STOCK OWNERSHIP

       The following table sets forth information to our knowledge or as reported to us regarding the beneficial ownership of our common stock as of May 16, 2001, with respect to (i) each person known to us to be the beneficial owner of more than 5% of our common stock, including convertible preferred stock and exercisable options and warrants; (ii) each director; (iii) each executive officer named in the Summary Compensation Table; and (iv) all of our directors and officers as a group:

       Name and Address (1)                          # of Shares (2)                 % of Class
       -----------------                             ---------------                 ----------
       Harold S. Blue (3)(28)                             618,884                       2.4%
       Edwin M. Cooperman (4)(28)                           9,200                         *
       Gerald B. Cramer (5)(28)                         1,311,444                       5.1%
       Donald G. Drapkin (6)(28)                          153,518                         *
       Michael S. Falk (7)(28)                          2,422,004                       8.9%
       John Paul Guinan (8)(28)                           333,766                       1.3%
       Nancy J. Ham (9)                                    48,940                         *
       Lonnie W. Hardin (10)(28)                           81,001                         *
       A. Thomas Hardy (11)(28)                           947,536                       3.7%
       Thomas E. Hodapp (28)                                    0                         0
       Michael K. Hoover (12)(28)                       1,985,569                       7.5%
       John B. Okkerse, Jr., Ph.D. (13)                   133,334                         *
       Bertram J. Polan (14)(28)                           97,500                         *
       Frank M. Puthoff (15)(28)                          181,850                         *
       Judson E. Schmid (16)(28)                           91,558                         *
       Eugene R. Terry (17)(28)                            85,000                         *
       Timothy J. Tolan (18)(28)                           17,500                         *

       Name and Address (1)                          # of Shares (2)                 % of Class
       -----------------                             ---------------                 ----------
       Capital Ventures International (19)              2,173,430                       8.1%
       425 California Street, Suite 1100
       San Francisco, CA 94104

       Commonwealth Associates, LP (20)                 5,784,420                      19.0%
       830 Third Avenue
       New York, NY 10022

       CRM Family of Mutual Funds (21)                  3,386,402                      12.1%
       707 Westchester Avenue
       White Plains, NY 10604

       E&M RP Trust (dated 10/3/85) (22)                1,552,450                       5.9%
       655 Brea Canyon Road
       Walnut, CA 91789

       HFTP Investments LLP (23)                        1,406,379                       5.4%
       750 Lexington Avenue, 22/nd/ Floor
       New York, NY 10022

       Leonardo, LP (24)                                1,262,473                       5.1%
       245 Park Avenue, 26/th/ Floor
       New York, NY 10167

       Perg Proxy LLC (25)                              1,436,015                       5.5%
       450 Park Avenue, Suite 1203
       New York, NY 10022

       RMC Capital LLC (26)                             3,881,128                      13.6%
       3291 N. Buffalo Drive, Suite 8
       Las Vegas, NV 89129

       Siam Partners (22)                               1,552,450                       5.9%
       655 Brea Canyon Road
       Walnut, CA 91789

       Tahoe Partnership (22)                           1,552,450                       5.9%
       655 Brea Canyon Road
       Walnut, CA 91789

       ZWD Investments (22)                             1,552,450                       5.9%
       One State Plaza
       New York, NY 10004

       Name and Address (1)                          # of Shares (2)                 % of Class
       -----------------                             ---------------                 ----------
       All directors and officers                       8,416,104                      26.8%
         as a group (20 persons) (27)

___________________
*Less than 1%

(1) The address for each person, unless otherwise noted, is 2555 Davie Road, Suite 110, Fort Lauderdale, Florida 33317-7424.
(2) In accordance with Rule 13d-3 of the Exchange Act, shares that are not outstanding, but that are subject to options, warrants, rights or conversion privileges exercisable within 60 days from May 16, 2001, have been deemed to be outstanding for the purpose of computing the percentage of outstanding shares owned by the individual having such right, but have not been deemed outstanding for the purpose of computing the percentage for any other person.
(3) Includes 35,550 shares held of record and 583,334 shares issuable upon the exercise of currently exercisable stock options.
(4) Includes 9,200 shares issuable upon the exercise of currently exercisable warrants.
(5) Includes 383,110 shares held of record directly by Mr. Cramer and various related parties (including family members and trusts established by Mr. Cramer), 600,000 shares underlying Series C Preferred stock held by such related parties, and 328,334 shares issuable upon the exercise of currently exercisable warrants held by such related parties.
(6) Includes 3,518 shares held of record, 100,000 shares underlying Series C Preferred stock held, and 50,000 shares issuable upon the exercise of currently exercisable warrants.
(7) Includes 66,018 shares held of record, 100,000 shares underlying Series C Preferred stock, and 2,255,986 shares issuable upon the exercise of currently exercisable warrants.
(8) Includes 1,000 shares held of record and 332,766 shares issuable upon exercise of currently exercisable stock options.
(9) Includes 40,000 shares held of record and 8,940 shares issuable upon exercise of currently exercisable stock options.
(10) Includes 81,001 shares issuable upon exercise of currently exercisable stock options.
(11) Includes 251,506 shares held of record by Mr. Hardy, 300,000 shares underlying Series C Preferred stock held by Hardy Family Partnership LP, and 396,030 shares issuable upon exercise of currently exercisable stock options and warrants held by Mr. Hardy and Hardy Family Partnership, LP.
(12) Includes 394,010 shares held of record, 1,000,000 shares underlying Series C Preferred stock, and 591,559 shares issuable upon exercise of currently exercisable stock options and warrants.
(13) Includes 133,334 shares issuable upon exercise of currently exercisable stock options.
(14) Includes 12,500 shares held of record and 85,000 shares issuable upon exercise of currently exercisable stock options.
(15) Includes 5,000 shares held of record and 176,850 shares issuable upon exercise of currently exercisable stock options.
(16) Includes 8,290 shares held of record and 83,268 shares issuable upon exercise of currently exercisable stock options.
(17) Includes 85,000 shares issuable upon exercise of currently exercisable stock options.
(18)     Includes 17,500 shares held of record.
(19) Includes 73,430 shares held of record, 1,400,000 shares underlying Series C Preferred stock, and 700,000 shares issuable upon exercise of currently exercisable warrants.
(20) Includes 134,533 shares held of record, 150,000 shares underlying Series C Preferred stock, and 5,499,887 shares issuable upon exercise of currently exercisable warrants held by Commonwealth Associates, LP and ComVest Capital Partner, LLC.

(21) Includes 112,236 shares held of record, 2,140,000 shares underlying Series C Preferred stock, and 1,134,166 shares issuable upon exercise of currently exercisable warrants held by various mutual funds managed by Cramer, Rosenthal & McGlynn.
(22) Includes 52,450 shares held of record, 1,000,000 shares underlying Series C Preferred stock, and 500,000 shares issuable upon exercise of currently exercisable warrants.
(23) Includes 121,002 shares underlying Series B preferred stock and 1,285,377 shares issuable upon exercise of currently exercisable warrants.
(24)     Includes 1,262,473 shares held of record..
(25) Includes 48,515 shares held of record, 925,000 shares underlying Series C Preferred stock and 462,500 shares issuable upon exercise of currently exercisable warrants.
(26) Includes 131,128 shares held of record, 2,500,000 shares underlying Series C Preferred stock, and 1,250,000 shares issuable upon exercise of currently exercisable warrants.
(27) Includes 1,218,002 shares held of record by the named officers and directors and their related parties, 2,100,000 shares underlying Series C Preferred stock, and 5,287,188 shares issuable upon exercise of currently exercisable stock options and warrants.
(28) All shares held of record and beneficially owned are subject to a lock-up until September 15, 2001. This lock-up may be extended for a period of 12 months at the discretion of Commonwealth Associates.


ITEM 1.     ELECTION OF DIRECTORS

         The Company currently has nine directors, with each director holding office until the next annual meeting of shareholders and until his successor is duly elected and qualified or until the earlier death, resignation, removal or disqualification of the director. The Company's officers are elected annually by the directors. Management of the Company has nominated nine directors currently serving as directors for election to the Board of Directors.

         The following nominees may be elected by plurality vote. THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF EACH NOMINEE FOR ELECTION TO THE BOARD. It is intended that proxies will be voted for the following nominees, unless otherwise directed:

Name                               Age              Position
----                               ---              --------

Michael K. Hoover                  45               Chairman of the Board and
                                                    Chief Executive Officer

Harold S. Blue                     40               Director

Edwin M. Cooperman (2)             57               Director

Gerald B. Cramer (2)               71               Director

Donald G. Drapkin (1)(2)           53               Director

Michael S. Falk                    39               Director

Thomas E. Hodapp                   41               Director

Name                               Age              Position
----                               ---              --------

Bertram J. Polan (1)               49               Director

Eugene R. Terry (1)                63               Director

__________________________
(1)      Member of the Audit Committee, the Chairman of which is Mr. Drapkin.
(2)      Member of the Compensation Committee, the Chairman of which is Mr.
         Drapkin.

         Harold S. Blue has continuously served as a director of the Company since its founding in 1993. From August, 1993, until September, 2000, he served as Chairman and from 1993 to November, 1999, as its Chief Executive Officer. From September, 2000 to May, 2001, Mr. Blue served as Vice-Chairman and from May, 2000 to July, 2000 also as Interim Chief Executive Officer and from July, 2000 as a consultant until December, 2000. Currently, Mr. Blue is Executive Vice President of Portfolio Companies for Commonwealth Associates, LP. Between September, 1990, and September, 1993, Mr. Blue served as Chief Executive Officer of Health Services Inc., a physician practice management company. In 1984, he founded Best Generics, Inc., the country's third largest generic distribution company, which was sold to Ivax Corporation in 1988, where Mr. Blue became a director until 1990. From 1979 until 1984, Mr. Blue owned and operated a retail pharmacy chain of 10 stores in South Florida. Mr. Blue served as director of iMALL from 1997 to 1999, when it was acquired by Excite@home. Mr. Blue now serves as a director of MonsterDaata Inc., Healthwatch Inc., eB2B Inc. and FutureLink Corp.

         Edwin M. Cooperman has served as a director of ProxyMed since July 2000. He is Chairman of the Board of Tutor Time Learning Systems, Inc., a privately-held company engaged in pre-school education and child care. He is also a principal of T.C. Solutions, a privately-held investment and financial services consulting firm. Previously, Mr. Cooperman was Chairman of the Travelers Bank Group and Executive Vice President, Travelers Group, where he was responsible for strategic marketing, the integration of Travelers brands and products, joint and cross marketing efforts and corporate identity strategies, as well as expanding the Travelers Bank Group's credit card run in portfolios. After joining Travelers in 1991, Mr. Cooperman became Chairman and CEO of Primerica Financial Services Group, which comprises Primerica Financial Services, Benefit Life Insurance Company and Primerica Financial Services Canada. Previous to this, Mr. Cooperman served at American Express where he became Chairman and Co-Chief Executive of Travel Related Services, North America. Mr. Cooperman is also a director of drKoop.com, Inc., US Wireless Data, Inc. and Grannum Value Mutual Fund.

         Gerald B. Cramer has served as a director of ProxyMed since July 2000. He co-founded of the investment firm of Cramer, Rosenthal & McGlynn, LLC in 1973, and currently serves as Chairman. Prior to that, Mr. Cramer was a senior partner at Oppenheimer & Company. He earned a BS from Syracuse University and attended the University of Pennsylvania Wharton School of Finance. He serves on the Board of Trustees at Syracuse University and on its Investment Committee.

         Donald G. Drapkin has served as a director of ProxyMed since July 2000. Mr. Drapkin has been a Director and Vice-Chairman of MacAndrews & Forbes Holdings Inc. and various of its affiliates since March 1987. Prior to joining MacAndrews & Forbes, he was a Partner in the law firm of Skadden, Arps, Slate, Meagher & Flom in New York for more than five years. Mr. Drapkin is also a director in the following corporations filing reports pursuant to the Securities Exchange Act of 1934: Anthracite Capital, Inc., Black Rock Asset Investors, The Molson Companies Limited, Panavision, Inc., Playboy.com, Inc., Playboy Enterprises, Inc., Revlon Consumer Products Corporation, Revlon, Inc., The Warnaco Group, Inc. and Weider Nutrition International, Inc.

         Michael S. Falk has served as a director of ProxyMed since July 2000. Mr. Falk co-founded Commonwealth Associates L.P. in 1988, and in 1995 he became Chairman, Chief Executive Officer, and President. He is also a director of eB2B.com, Inc., FutureLink, Inc., Intelispan, Inc., and US Tec, Inc. and

US Wireless Data, Inc. Mr. Falk is a graduate of the Stanford University Executive Program for Smaller Companies, and holds a Bachelor's degree with honors in Economics from Queens College.

         Thomas E. Hodapp has served as a director of ProxyMed since July 2000. In 1999, Mr. Hodapp founded Access Capital Management, a private banking and management firm dedicated to providing financial and strategic advisory services to select, early stage private healthcare and information technology companies. From 1992 to 1998, Mr. Hodapp was a Managing Director for Robertson Stephens & Company, LLC, a leading international investment banking firm, overseeing the firm's Healthcare Managed Care Research Group, with a focus on the managed care, practice management and healthcare information services industries. From 1988 to 1992, he was with Montgomery Medical Ventures, a venture firm focused on the biotechnology, medical device and healthcare service fields. MMV I and II actively managed long-term investments in over 40 early stage companies, many of which the firm was involved in co-founding. Prior to that, Mr. Hodapp researched the healthcare industry as an industry analyst with Goldman, Sachs & Company, S.G. Warburg Securities and Volpe & Covington. Additionally, Mr. Hodapp has been published in a number of major financial and healthcare industry journals and publications, was a two-time selection to the Wall Street Journal Research Analyst All-Star Team, and is a frequent speaker at national healthcare investment and strategy forums.

         Michael K. Hoover was appointed Chairman of the Board and Chief Executive Officer of ProxyMed in July 2000. He served as President and Director of Healtheon/WebMD Corporation after Healtheon acquired ActaMed Corporation, an eHealth information systems and transaction company similar to ProxyMed in May 1998. Mr. Hoover co-founded ActaMed in May 1992 and served as its President from its inception to May 1998, and as its President and Chief Executive Officer from December 1995 to May 1998. From 1989 to 1992, Mr. Hoover served as the Executive Director of Financial Services of the MicroBilt Division of First Financial Management Corporation. Prior to that, he founded FormMaker Software Corporation, a producer of electronic forms automation systems, and served as its Chief Executive Officer from 1982 to 1988.

         Bertram J. Polan has been a director of ProxyMed since August 1995. Mr. Polan is the founder and President of Gemini Bio-Products, Inc., a California-based supplier of biological products used in medical schools, private medicine research institutes and the bio-technology industry, which he founded in 1985. From 1973 to 1985, Mr. Polan was employed in various executive capacities, most recently as vice president of sales and marketing, with Northern American Biologicals, Inc., one of the world's largest independent providers of human plasma products.

         Eugene R. Terry has been a director of ProxyMed since August 1995. He is a pharmacist and the founder and Chairman of Bloodline, Inc., a New Jersey-based company engaged in the blood services business, which he founded in 1980. In 1971, Mr. Terry founded Home Nutritional Support, Inc. ("HNSI"), one of the first companies established in the home infusion industry. In 1984, HNSI was sold to Healthdyne, Inc. HNSI was later sold to the W.R. Grace Group. From 1975 to 1984, Mr. Terry was also founder and Chief Executive Officer of Paramedical Specialties, Inc., a respiratory and durable medical equipment company, which was also sold to Healthdyne, Inc.

         Meetings - All directors attended more that 75% of the meetings of the Board of Directors for the fiscal year ended December 31, 2000. There were a total of 29 Board meetings held during such year.

         Audit Committee - Our Audit Committee consists of three non-employee, independent directors: Donald G. Drapkin (Chair), Bertram J. Polan and Eugene R. Terry. The Audit Committee is responsible for meeting with representatives of our independent accountants and with representatives of senior management to review the general scope of our annual audit, matters relating to internal audit control systems and the fee charged by the independent accountants. In addition, pursuant to its Charter which is set forth in Exhibit A of this Proxy Statement, the Audit Committee is responsible for reviewing and monitoring the performance of non-audit services by our independent accountants and for recommending the engagement or discharge of our independent accountants.

         Compensation Committee - Our Compensation Committee consists of three non-employee, independent directors: Donald G. Drapkin (Chair), Edwin M. Cooperman and Gerald B. Cramer. The Compensation Committee is responsible for approving and reporting to the Board on the annual compensation for all officers, including salary, stock options and other consideration, if any. The Committee is also responsible for granting stock options to be made under our existing plans.

         Directors are elected annually at our annual meeting of shareholders. Each director serves until his successor is elected and qualified or until the earlier death, resignation, removal or disqualification of the director. The officers are appointed annually by the directors.

         We have a "key person" life insurance policies for our benefit on the lives of Mr. Hoover and Mr. Guinan, each in the amount of $1,000,000.

Compensation of Directors

         Our employee directors are not compensated for their services as directors. In September 2000, all outside directors, except for Mr. Falk and Mr. Blue, received a stock option for 200,000 shares of our stock vesting over three years at a price of $1.22 per share. Mr. Drapkin, as Chairman of the Audit and Compensation Committees, also received in September 2000 an option for an additional 200,000 shares on the same terms. All directors are reimbursed for reasonable expenses incurred in attending board meetings. In addition, non-employee directors receive stock options under the 1995 Outside Plan upon the directors' initial election or appointment to the Board of Directors. Messrs. Polan and Terry, upon joining the Board, were each granted options to purchase 75,000 shares of common stock at an exercise price of $3.17. These options are now fully vested.

Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities and Exchange Act of 1934 (the "Exchange Act") requires our officers and directors, and persons who own more than 10% of the registered class of our equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% shareholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

         Based on our review of the copies of such forms received by us, or written representations from certain reporting persons that no Forms 5 were required for those persons, we believe that during our fiscal year ended December 31, 2000, all filing requirements applicable to our officers and directors and greater than 10% beneficial owners were complied with, except that Messrs. Cooperman, Cramer, Drapkin, Hodapp, Polan and Terry failed to timely file Form 5's relating to the grant of stock options to each of them in September 2000, but they have since filed.

Executive Compensation

         The following table sets forth the compensation paid during the past three fiscal years to our Chief Executive Officers and our other four most highly compensated executive officers during year 2000 with annual compensation over $100,000 for such years (the "named executive officers"), plus two additional individuals for whom disclosure would have been provided but for the fact that the individuals were not serving as executive officers at the end of the last completed fiscal year:

                           Summary Compensation Table

                                                                       -----------------------------------
                                                                             Long-Term Compensation
                                 --------------------------------------------------------------------------------------
                                      Annual Compensation                      Awards            Payouts
                                 --------------------------------------------------------------------------------------
                                                             Other     Restricted  Securities                  All
        Name and                                            Annual       Stock     Underlying     LTIP        Other
       Principal                   Salary       Bonus        Comp.      Award(s)    Options/     Payouts     Compen-
        Position          Year        ($)        ($)          ($)         ($)       SARs (#)       ($)     sation ($)
-----------------------------------------------------------------------------------------------------------------------
Michael K. Hoover
Chairman and CEO          2000     56,553(1)          --   285,000(1)          --    5,000,000         --           --

John B. Okkerse, Jr.
CEO (2)                   2000        85,392      50,000           --          --           --         --           --
                          1999        16,154          --           --          --   133,334(2)         --   128,179(3)

Harold S. Blue
Chairman and CEO (4)      2000       136,340          --           --          --      400,000         --   176,677(4)
                          1999       202,198          --           --          --       50,000         --           --
                          1998       145,033          --           --          --           --         --           --

John Paul Guinan
EVP, Prescription
Services                  2000       188,059          --           --          --      400,000         --           --
                          1999       180,609       5,000           --          --       35,000         --           --
                          1998       163,943      15,063           --          --           --         --           --

Lonnie W. Hardin
SVP, Payer Services       2000       137,800    8,750(5)           --          --      200,000         --           --
                          1999       116,817          --    39,693(6)          --           --         --           --
                          1998        97,167          50           --          --           --         --           --

A. Thomas Hardy
SVP, Lab Services         2000       230,602   20,000(5)           --          --      300,000         --           --
                          1999       238,457     100,000           --          --      142,000         --           --

Frank M. Puthoff
EVP & CLO                 2000       157,988   10,000(5)           --          --      150,000         --           --
                          1999       144,835      15,000           --          --           --         --           --
                          1998       130,530      20,050           --          --           --         --           --
------------------------------------------------------------------------------------------------------------------------

_________________
(1) Mr. Hoover joined us on July 28, 2000. As part of his employment agreement dated July 28, 2000, Mr. Hoover was awarded 200,000 shares of common stock valued at $285,000.

(2) Dr. Okkerse resigned as Chairman and Chief Executive Officer effective May 19, 2000.

(3) Consists of separation payments made pursuant to an agreement dated May 19, 2000. In addition, the separation agreement allowed for the accelerated vesting of one third of the stock options granted to Dr. Okkerse at the time of hire in November 1999.

(4) Mr. Blue was appointed Interim Chief Executive Officer on May 19, 2000 and held that position until the appointment of Michael K. Hoover on July 28, 2000. Other compensation consists of fees earned pursuant to a consulting agreement dated July 7, 2000, which terminated on December 31, 2000.

(5)      Earned in 2000 but not paid until January 2001.

(6)      Consists of reimbursement of relocation expenses.

         The following table provides information on stock option grants during fiscal year 2000 to each of the named executive officers:

                      Option/SAR Grants in Last Fiscal Year
---------------------------------------------------------------------------------------------------------------------
                                                                                          Potential Realizable Value
                                                                                           at Assumed Annual Rates
                                                                                         of Stock Price Appreciation
                                   Individual Grants                                           for Option Term*
----------------------------------------------------------------------------------------------------------------------
                          # of Securities    % of Total
                            Underlying      Options/SARs
                           Options/ SARs     Granted To     Exercise or
                              Granted       Employee In     Base Price     Expiration
          Name                               Fiscal Year                      Date             5%            10%
----------------------------------------------------------------------------------------------------------------------
Michael K. Hoover               5,000,000        50%           $1.50         7/28/10         $4,716,710    $5,298,458
----------------------------------------------------------------------------------------------------------------------
Harold S. Blue                    400,000        4%            $1.53         7/11/10          $ 384,884     $ 432,354
----------------------------------------------------------------------------------------------------------------------
John Paul Guinan                  400,000        4%            $1.53         7/11/10          $ 384,884     $ 432,354
----------------------------------------------------------------------------------------------------------------------
Lonnie W. Hardin                  200,000        2%            $1.53         7/11/10          $ 192,442     $ 216,177
----------------------------------------------------------------------------------------------------------------------
A. Thomas Hardy                   300,000        3%            $1.53         7/11/10          $ 288,663     $ 324,266
----------------------------------------------------------------------------------------------------------------------
Frank M. Puthoff                  150,000        1%            $1.53         7/11/10          $ 144,311     $ 162,133
----------------------------------------------------------------------------------------------------------------------

*The assumed annual rates of stock price appreciation are required disclosures, and are not intended to forecast future stock appreciation.

         The following table sets forth certain information concerning unexercised options held by each of the named executive officers:

               Aggregated Option/SAR Exercises in Last Fiscal Year
                          and FY-End Options/SAR Values

                                                     -----------------------------------------------------------------
                                                          Number of Securities             Value of Unexercised
                                                         Underlying Unexercised                In-the-Money
                                                       Options/SARs at FY-End (#)      Options/SARs at FY-End ($)**
----------------------------------------------------------------------------------------------------------------------
                         # of Shares
                         Acquired on     $ Value
         Name             Exercise       Realized     Exercisable     Unexercisable     Exercisable    Unexercisable
----------------------------------------------------------------------------------------------------------------------
Michael K. Hoover                  --            --              --        5,000,000               --              --
----------------------------------------------------------------------------------------------------------------------
John B. Okkerse, Jr.               --            --         133,334               --               --              --
----------------------------------------------------------------------------------------------------------------------
Harold S. Blue                     --            --         516,667           83,333               --              --
----------------------------------------------------------------------------------------------------------------------
John Paul Guinan               40,000      $244,383         176,667          423,333               --              --
----------------------------------------------------------------------------------------------------------------------
Lonnie W. Hardin                   --            --           7,168          214,332               --              --
----------------------------------------------------------------------------------------------------------------------
A. Thomas Hardy                    --            --          76,667          365,333               --              --
----------------------------------------------------------------------------------------------------------------------
Frank M. Puthoff                   --            --          37,169          159,999               --              --
----------------------------------------------------------------------------------------------------------------------

**Year-end values for unexercised in-the-money options represent the positive spread between the exercise price of such options and the fiscal year-end market value of the common stock, which was $1.25 on December 31, 2000.

         There were no awards made to named executive officers in the last completed fiscal year under any long-term incentive plan for performance to occur over a period longer than one fiscal year. We do not have any defined benefit or actuarial plans for our employees. Certain stock options for executive management and directors were amended in 2000 to allow for extensions of exercise periods (typically one to three years) after termination of employment.

Compensation Committee Report on Executive Compensation

         The Compensation Committee of the Board of Directors is responsible for administering, reviewing and approving compensation arrangements with respect to executive compensation which includes base salaries, annual incentives and long term stock option plans, as well as any executive benefits and/or perquisites. In addition, the Compensation Committee is responsible for any awards and administration of the Company's stock option plans and grant of options to newly-hired employees, and any future equity incentive plans.

         Mr. Hoover has been Chairman of the Board and Chief Executive Officer of the Company since July, 2000. His annual base salary is $150,000 and upon commencing employment, he was granted 200,000 restricted shares of common stock and an option to purchase 5,000,000 shares of common stock at an exercise price of $1.50 per share. The Committee believes that while his annual base salary is in the low range paid to similarly situated executives at similar companies, his interests are directly aligned with our shareholders due to the fact that as of the date of this report, Mr. Hoover beneficially owns approximately 9% of the Company due to his own direct purchases of the Company's stock and his stock options.

         The Committee's general philosophy with respect to the compensation of the Chief Executive Officer and other executive officers is to offer competitive compensation packages designed to attract and retain key executives critical to the success of the Company. In general, subjective factors rather than specific criteria of the Company's performance have been used in determining and approving executive compensation. The Committee intends to review the performance and compensation of the executive officers annually, in conjunction with performance of the Company. The Company's compensation programs include a base salary, annual bonus awards based on individual and Company performance, as well as the granting of stock options designed to provide long-term incentives and aligning the interest of management with those of the Company's shareholders.

         Section 162(m) of the Internal Revenue Code generally disallows a tax deduction to public companies for compensation over $1,000,000 paid to the Company's Chief Executive Officer and the four (4) other most highly compensated executive officers, unless such compensation is "performance based". For purposes of Section 162(m), the Company currently intends to structure any performance based portion of the compensation of its executive officers that it might develop in a manner that complies with Section 162(m).

THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

Donald G. Drapkin, Chair
Edwin M. Cooperman
Gerald B. Cramer

Report of the Audit Committee

         The Audit Committee is composed of "independent" directors as defined in standards promulgated by the Securities and Exchange Commission and the National Association of Securities Dealers. All members of the Audit Committee share equally the responsibility for the performance of the functions set forth below and in its Charter, which is set forth in Exhibit A to this Proxy Statement.

         The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls. In fulfilling its oversight responsibilities, the Committee reviewed the audited financial statements in the Annual Report with management and discussed the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements.

         The Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, all matters required to be discussed by Statement of Auditing Standards 61 "Communications with Audit Committees". In addition, the Committee has discussed with the independent auditors the auditors' independence from management and the Company, including the matters in the written disclosures required by the Independence Standards Board Standard No. 1 and considered the compatibility of non-audit services with the auditors' independence.

         The Committee discusses with the Company's independent auditors the overall scope and plans for their respective audits. The Committee meets with the independent auditors, with or without management present, to discuss the results of their examinations, their evaluations of the Company's internal controls, and the overall quality of the Company's financial reporting. The Committee held four meetings during fiscal year 2000.

         In reliance on the reviews and discussions referred to above, the Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Board approved the selection of the Company's independent auditors for the year ending December 31, 2001.

         Fees Paid to Independent Accountants

         The Securities and Exchange Commission's Final Rule on Auditor Independence requires that the Company make the following disclosures regarding the amount of fees billed by its independent auditors and the nature of the work for which these fees were billed:

         Audit Fees

         Aggregate fees and expenses incurred for PricewaterhouseCoopers' audit of the Company's annual financial statements for the year ended December 31, 2000 and for it reviews of the financial statements included in the Company's Forms 10-Q for year ended December 31, 2000 totaled $98,000. Of this amount, $46,100 had been billed as of December 31, 2000. The balance of the fees was billed prior to the date of this Proxy Statement.

         Financial Information Systems Design and Implementation Fees

         There were no fees billed for any financial information systems design and implementation services rendered by PricewaterhouseCoopers for the year ended December 31, 2000.

         All Other Fees

         Aggregate fees for all other services provided by PricewaterhouseCoopers for the year ended December 31, 2000 totaled $118,100. Of this amount, $78,100 had been billed as of December 31,2000.

THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

Donald G. Drapkin, Chair
Bertram J. Polan
Eugene R. Terry

Performance Graph


                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                             AMONG PROXYMED, INC.
                     THE NASDAQ STOCK MARKET (U.S.) INDEX
                     AND THE NASDAQ HEALTH SERVICES INDEX


                                    [GRAPH]


Employment Agreements with the Named Executive Officers

         In July 2000, we entered into an employment agreement with Mr. Hoover. The agreement is for a three-year term and automatically extends from year to year thereafter unless terminated by us upon 90 days' written notice or by the employee upon 30 days' written notice prior to the end of the initial term or any extension. Mr. Hoover receives an annual base salary of $150,000 and is entitled to such bonuses as may be awarded from time to time and to participate in any stock option plans which we may now have or in the future develop. He may be terminated for "cause" as defined in his agreement. If terminated for cause, he will be entitled to base salary earned, and he will retain all vested stock options. If, upon 90 days' prior written notice, he is terminated "without cause", he will be entitled to receive an amount equal to his base salary plus bonus, if any, and continuation of health insurance for nine months following termination, plus any unvested options shall vest. In addition, the agreement contains confidentiality and non-competition covenants.

         In November 1999, Dr. Okkerse became Chief Executive Officer of the Company. His employment was for a three-year term. He received an annual base salary of $200,000 and was entitled to bonuses as may be awarded from time to time. He resigned in May 2000 and received twelve months' separation pay, a cash bonus of $50,000, and the vesting of 133,334 options at $10.25. Dr. Okkerse is also bound by a confidentiality and post-term non-competition agreement.

         In April 1996, we entered into an employment agreement with Mr. Blue for a period of three years, which was automatically extended from year to year unless terminated by either party upon 60 days' written notice. Mr. Blue received an annual base salary of $180,000. On July 10, 2000, Mr. Blue resigned as Chief Executive Officer, terminated his employment agreement and entered into a twelve-month consulting agreement wherein he would be paid $15,330 per month. On December 29, 2000, in consideration of Mr. Blue accepting $105,000 in lieu of the balance of $112,283 owed at that time, his consulting agreement was terminated. Mr. Blue is also bound by a confidentiality and post-term non-competition agreement.

         In December 1995, we entered into an employment agreement with Mr. Guinan, which is automatically extended from year to year unless terminated by either party upon 60 days' written notice. Mr. Guinan receives an annual base salary of $180,000 and is entitled to such bonuses as may be awarded from time to time by the Board of Directors and to participate in any stock option plans which we may now have or in the future develop. Mr. Guinan may be terminated for "cause" as defined in the agreement. If he is terminated for cause, he will be entitled to base salary earned, and he will retain all vested stock options. If he is terminated "without cause", then he will be entitled to receive an amount equal to his base salary and bonus, if any, and continuation of health insurance for six months following termination, plus any unvested options shall vest. In addition, the agreement contains confidentiality and non-competition covenants.

         In December 1998, upon acquiring Key Communications, we entered into a three-year employment agreement with Mr. Hardy. Mr. Hardy receives an annual base salary of $225,000 and may receive an annual bonus up to $40,000 as may be awarded by the Board of Directors. He may be terminated for "cause" as defined in his agreement. If so terminated, he will be entitled to base salary earned, and he will retain all vested stock options. If he is terminated "without cause", then he will be entitled to receive an amount equal to his base salary plus bonus, if any, and continuation of health insurance for nine months following termination, plus any unvested options shall vest. The agreement contains confidentiality and non-competition covenants.

         In November 1996, we entered into an employment agreement with Mr. Puthoff. The agreement is for a three-year term and automatically extends from year to year thereafter unless terminated by us upon 90 days' written notice or by the employee upon 30 days' written notice prior to the end of the initial term or any extension. He receives an annual base salary of $155,750, and is entitled to such bonuses as may be awarded from time to time and to participate in any stock option or bonus plans which we may now have or in the future develop. He may be terminated for "cause" as defined in his Agreement. If terminated for cause, he will be entitled to base salary earned, and he will retain all vested stock options. If, upon 90 days' prior written notice, he is terminated "without cause", he will be entitled to receive an amount equal to his base salary plus bonus, if any, and continuation of health insurance for nine months following termination, plus any unvested options shall vest. In addition, the agreement contains confidentiality and non-competition covenants.

Liability and Indemnification of Our Directors and Officers

         The Florida Business Corporation Act provides that directors of a corporation will not be personally liable for monetary damages for breach of their fiduciary duty as directors, except for liability (i) for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, (ii) for any unlawful payment of a dividend or unlawful stock repurchase or redemption, as provided in Section 607.0834 of the Florida Business Corporation Act, (iii) for any transaction from which the director derived an improper personal benefit, or (iv) for a violation of criminal law. Our Restated Articles of Incorporation and Bylaws also provide that we shall indemnify our directors and officers to the fullest extent permitted by Section
607.0831 of the Florida Business Corporation Act, including circumstances in which indemnification is otherwise discretionary. We have procured and maintain insurance under which our directors and officers are insured, subject to the limits of the policy, against certain losses arising from claims made against such directors and officers. We have entered into indemnification agreements with most of our directors and executive officers limiting their personal liability for monetary damages and reasonable attorney fees, except for liability that cannot be eliminated under the Florida Business Corporation Act.

Certain Relationships and Related Transactions

         On April 30, 1997, we loaned a total of $350,000 to Mr. Blue. The funds were advanced pursuant to two demand promissory notes with recourse in the principal amounts of $290,000 and $60,000, respectively, each bearing interest at a rate of 7-3/4% per year. Mr. Blue had collateralized the notes with shares of our common stock. On June 30, 2000, both notes were amended to cease accruing interest after July 1, 2000, and to provide for a balloon payment on January 1, 2002 of the full principal and interest due. The notes are collateralized by his stock option for 400,000 shares of the Company's stock at a price of $1.53 per share. As of December 31, 1999 these loans were included in other assets on the balance sheet; as of December 31, 2000, all amounts owed under these loans have been reclassified to stockholders' equity.

ITEM 2.   ADOPTION OF THE PROPOSED 2001 STOCK OPTION PLAN

         The Board of Directors has adopted the 2001 Stock Option Plan (the "2001 Plan"), for its employees, officers and directors. The 2001 Plan is effective July 25, 2001, upon shareholder approval. Of the 5,000,000 shares of Common Stock available for issuance under the 2001 Plan, 933,332 shares have been issued, subject to shareholder approval. The purpose of the 2001 Plan is to attract and retain directors, officers, other key employees and consultants, to encourage stock ownership by such persons and to give them a greater personal interest in the success of the Company.

         The following description of the 2001 Plan is qualified by reference to the complete text of such Plan which is set forth on Exhibit B to this Proxy Statement.

         The 2001 Plan provides for the issuance of up to 5,000,000 shares upon exercise of options designated as either "incentive stock options" ("ISO") or "non-qualified options" ("NQSO") within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code"). The 2001 Plan is administered by the Compensation Committee of the Board of Directors which determines, among other things, the persons to be granted options under the 2001 Plan, the number of shares subject to each option and the option price. The exercise price of any incentive stock option granted under the 2001 Plan may not be less than the fair market value of the shares subject to the option on the date of grant; provided, however, that the exercise price of any incentive stock option granted to an eligible employee owning more than 10% of the outstanding Common Stock may not be less than 110% of the fair market value of the shares underlying such options on the date of grant. Non-qualified options may not be granted with exercise prices less than the fair market value of the shares subject to the option on the date of grant. The term of each option and the manner in which it may be exercised is determined by the Board of Directors or a committee appointed by the Board of Directors provided that no option may be exercisable more than ten years after the date of grant and, in the case of an incentive stock option granted to an eligible employee owning more than 10% of the Common Stock, no more than five years after the date of grant. Incentive stock options may be granted only to employees and no option granted to an employee may be exercised unless, at the time of exercise, the grantee is an employee of the Company or a subsidiary, and in the event of death, options may be exercised during a twelve month period following such event. The Company may grant an employee options for any numbers of shares, except that the value of the shares subject to one or more incentive stock options first exercisable in any calendar year may not exceed $100,000 (determined at the date of grant). Options are not transferable, except upon the death of the optionee or for estate planning purposes under certain circumstances and if approved by the Board of Directors. The 2001 Plan has change of control provisions.

         A summary of the federal income tax treatment under the Code, as presently in effect, of options granted under the 2001 Plan is as follows. The Company recommends that optionees seek independent tax advice with respect to their options.

         With respect to incentive stock options, an optionee will not recognize any taxable income at the time an ISO is granted and the Company will not be entitled to a federal income tax deduction at that time. No ordinary income will be recognized by the holder of an ISO at the time of exercise. The excess of the market value of the shares of the Company's Common Stock at the time of exercise over the aggregate option price will be an adjustment to alternative minimum taxable income for purposes of the federal "alternative minimum tax" at the date of exercise. If the optionee holds the shares of the Company's Common Stock acquired upon exercise of the ISO for the greater of two years after the date the option was granted or one year after the acquisition of such shares, the difference between the aggregate option price and the amount realized upon disposition of the shares will constitute a long-term capital gain or loss, as the case may be, and the Company will not be entitled to a federal income tax deduction. If the shares of the Company's Common Stock are disposed of in a sale, exchange of other "disqualifying disposition" within two years after the date of grant or within one year after the date of exercise, the optionee will realize ordinary income in an amount equal to the excess of the market value of the shares of the Company's Common Stock at the time of exercise, over the aggregate option price. The Company may be entitled to a federal income tax deduction equal to such amount.

         With respect to non-qualified stock options, the granting of a NQSO does not produce taxable income to the recipient or a tax deduction to the Company. Taxable ordinary income will be recognized by the holder at the time of such exercise in an amount equal to the excess of the market value of shares of the Company's Common Stock purchased at the time of such exercise over the aggregate option price. The Company may be entitled to a corresponding federal income tax deduction. Upon a subsequent disposition of the shares of the Company's Common Stock, optionee will generally recognize taxable capital gain or loss based upon the difference between the per share market value at the time of exercise and the per share selling price. Taxable income at the time or exercise will constitute wages subject to withholding of income tax and the Company will be required to make whatever arrangements are necessary to insure that funds equaling the amount of tax required to be withheld are available for payment. The tax basis for the shares of the Company's Common Stock acquired is the option price plus the taxable income recognized.

     The Board of Directors recommends that all shareholders vote "FOR" approval of the proposed 2001 Stock Option Plan.

ITEM 3. AMEND THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK FROM 100,000,000 TO 200,000,000

     There will be submitted to the shareholders a proposal to amend Article THIRD of the Company's Restated Articles of Incorporation, as amended (the "Restated Articles") to increase the authorized number of shares of Common Stock, $.001 par value, from 100,000,000 to 200,000,000. The full text of the proposed amendment to the Restated Articles is set forth as Exhibit C to this Proxy Statement.

     The Company is presently authorized to issue 100,000,000 shares of Common Stock. As of the close of business on May 25,2001 (the "Record Date"), the Company had 24,757,988 shares of Common Stock issued and outstanding. A balance of 13,969,404 authorized shares of Common Stock remains available for issuance without shareholder action. The Company believes that this small amount of authorized and unissued shares are inadequate in the event that the Company wishes to consider future acquisitions, mergers and other business combinations. The 100,000,000 additional shares of Common Stock for which authorization is sought would have the same rights and privileges as the Common Stock presently outstanding. The shares of Common Stock have no preemptive rights or other rights to subscribe for additional shares.

     In view of the foregoing, the Board of Directors of the Company believes that it is desirable to have additional shares of Common Stock and thus has adopted a resolution recommending the approval of a proposed amendment to the Restated Articles that would increase the number of shares of Common Stock which the Company is authorized to issue from 100,000,000 to 200,000,000 shares. The proposed amendment does not change any other provision of the Restated Articles. The additional shares of Common Stock will be available for issuance from time to time for general corporate purposes as determined by the Company's Board of Directors, including without limitation, possible future equity financing, stock dividends, stock splits, employee benefit programs, issuances under stock options heretofore or hereafter granted or in connection with the acquisition of the stock or assets of other companies. The Company does not expect to obtain shareholder votes with respect to such issuances, except as may be required, in any given instance, by the policies of the Nasdaq National Market or any stock exchange or other quotation system on which the Company's securities may listed or quoted in the future or pursuant to the requirements of Florida law.

     The Board of Directors recommends that all shareholders vote "FOR" the proposed amendment to the Restated Articles.

                            INDEPENDENT ACCOUNTANTS

     The Board has appointed PricewaterhouseCoopers LLP, Miami, Florida, as independent accountants to audit the consolidated financial statements of the Company for the fiscal year ending December 31, 2001. Representatives of PricewaterhouseCoopers LLP will be present at the Annual Meeting of Shareholders and will be afforded the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

                                 OTHER MATTERS

         The Board of Directors is not aware of any other business that may come before the meeting. However, if additional matters properly come before the meeting, proxies will be voted at the discretion of the proxy holders.

                             SHAREHOLDER PROPOSALS

         Shareholder proposals intended to be presented at the Year 2002 Annual Meeting of Shareholders of the Company must be received by the Company not later than December 31, 2001, at its principal executive offices, 2555 Davie Road, Suite 110, Fort Lauderdale, Florida 33317, Attention:. Corporate Secretary, for inclusion in the proxy statement and proxy relating to the Year 2002 Annual Meeting of Shareholders.

                            ADDITIONAL INFORMATION

         Accompanying this proxy statement is a copy of the Company's annual report, which includes a copy of the Annual Report on Form 10-K. Additional copies of the Company's Annual Report on Form 10-K may be obtained from the Company on written request. Items 6-9 of the Company's Annual Report on Form 10-K are incorporated by reference herein.

                                                  BY ORDER OF THE
                                                  BOARD OF DIRECTORS


                                                  Frank M. Puthoff, Secretary



June 18, 2001
Fort Lauderdale, Florida

                                                                     EXHIBIT A

                             AUDIT COMMITTEE CHARTER
                             -----------------------


         Pursuant to Section 607.0825 of the Florida Statutes and Article III,
Section I, of the Bylaws of the Company, there shall be a committee of the Board of Directors to be known as the Audit Committee. Pursuant to Section 6(d) of the NASD Bylaws, the Audit Committee shall be composed of at least three directors who are "independent", as defined in Section 6(c) of the NASD ByLaws. The Audit Committee shall otherwise be in compliance with the rules and regulations of the Securities and Exchange Commission and the National Association of Securities Dealers, as each may be amended.

         The Audit Committee will consult with the Company's outside auditor at the end of each fiscal quarter to review the Company's financial statements and any other matters as appropriate prior to filing its annual 10-K and 10-Q's, and issuing any earnings release, to ascertain compliance with appropriate audit procedures and provide assistance to the Board of Directors in fulfilling its oversight responsibilities.

         In discharge of its functions, the Audit Committee will:

          1. Review and recommend to the Board of Directors the outside auditor to be selected to audit the books of the Company. The Board of Directors and the Audit Committee shall have the ultimate right to select, evaluate and remove the outside auditor, who is ultimately accountable to the Board of Directors and the Audit Committee.

          2. Meet with the outside auditor to discuss the scope of the proposed audit for the current year, the audit procedures to be utilized, the fees involved and any non-accounting related services, and at the conclusion thereof, discuss such audit (among themselves and with the outside auditor), including any problems identified regarding internal controls, any comments or recommendations of the outside auditor and management's responses thereto, and the auditor's judgment about the quality and acceptability of the Company's accounting principles as applied to its financial reporting.

          3. Review and discuss the adequacy and effectiveness of the internal auditing, accounting and financial controls of the Company, and elicit from the outside auditor any recommendations that they may have for the improvement of internal control procedures or particular areas where new or more detailed controls or procedures are desirable.

          4. Receive annually a written statement from the outside auditor delineating relationships between the outside auditor and the Company; engage in active dialogue with the outside auditor on issues that might reasonably affect their objectivity and independence, and take or recommend to the Board of Directors appropriate action, if necessary, to ensure the independence of the outside auditor.

          5. Review, discuss and monitor the internal audit function, if any, and the coordination of such function with the outside auditor, and assure that unrestricted access is provided between the Audit Committee and the controller/internal auditor of the Company, who shall report major exceptions and areas of concern to the Audit Committee.

          6. Review and discuss any changes in accounting principles and any matters involving litigation which would have a material impact on the financial statements.

     7. Review and discuss the outside auditor's evaluation of the Company's financial, accounting and auditing personnel, and the cooperation which the outside auditor received from management during the course of the audit.

     8. Maintain free and open means of communication between the Board of Directors, the outside auditor and the Company's financial, accounting and audit personnel.

     9. Review and recommend to the Board of Directors a Code of Business Ethics Policy, and oversee its implementation and monitor the Company's compliance.

     10. Investigate any matter brought to its attention within the scope of its functions, with the power to engage such professional assistance as it deems necessary for this purpose.

     11. Annually prepare a report to shareholders as required by the Securities and Exchange Commission. The report should be included in the Company's proxy statement in accordance with SEC regulations.

     12. Review and reassess the adequacy of this Charter at least annually. Submit the Charter to the Board of Directors for approval and have the document published at least every three years in accordance with SEC regulations.


     The Audit Committee may elect a Chairman from among its members absent the designation of such Chairman by the Board of Directors.

     Minutes shall be kept of the proceedings of the Audit Committee which shall be submitted to the Board of Directors of the Corporation.

                                                                       EXHIBIT B

                                PROXYMED, INC.

                            2001 STOCK OPTION PLAN

     1.  Purpose of the Plan
         -------------------

The purpose of this Plan is to further the growth of ProxyMed, Inc., a Florida corporation, and its subsidiaries (the "Company") by offering an incentive to officers, directors, other key employees and consultants of the Company to continue in the employ of the Company, and to increase the interest of these individuals in the Company, through additional ownership of its common stock.

     2.  Definitions
         -----------

Whenever used in this Plan, the following terms shall have the meanings set forth in this Section:

     a)  "Board of Directors" means the Board of Directors of the Company.

     b)  "Change of Control" means any of the following events:

           i) an acquisition (other than directly from the Company) of any voting securities of the Company (the "Voting Securities") by any Person (as defined in the Exchange Act of 1934, as amended (the "1934 Act") immediately after which such Person has "Beneficial Ownership" (within the meaning of Rule 13d-3 promulgated under the 1934 Act) of two-thirds (2/3) or more of the combined voting power of the Company's then outstanding Voting Securities; provided, however, that in determining whether a Change in Control has occurred, Voting Securities which are acquired in a Non-Control Acquisition (as hereinafter defined) shall not constitute an acquisition which would cause a Change in Control. A "Non-Control Acquisition" shall mean an acquisition by (x) an employee benefit plan (or a trust forming a part thereof) maintained by (A) the Company or (B) any corporation or other Person of which a majority of its voting power or its equity securities or equity interest is owned directly or indirectly by the Company (a "Subsidiary"), (y) the Company or any Subsidiary, or (z) any Person in connection with a Non-Control Transaction (as hereinafter defined).

           ii) the individuals who, as of the date this Plan is approved by the Company's Board of Directors (the "Board"), are members of the Board (the "Incumbent Board") cease for any reason to constitute at least two-thirds (2/3) of the Board; provided, however, that the voluntary resignation of a member of the Incumbent Board unrelated to a Change of Control shall not affect such calculation; provided, further, however, that if the election or nomination for election by the Company's stockholders or Board of any new director was approved by a vote of at least two-thirds (2/3) of the Incumbent Board, such new director shall, for purposes of this Agreement, be considered a member of the Incumbent Board; provided further, however, that no individual shall be considered a member of the Incumbent Board if such individual initially assumed office as a result of either an actual or threatened solicitation of proxies or consents by or on behalf of a person other than the Board (a "proxy contest"), including by reason of any agreement intended to avoid or settle any election contest or proxy contest; or

           iii) approval by stockholders of the Company of:

                    a) a merger, consolidation or reorganization involving the
                       Company, unless

                       (1) the stockholders of the Company, immediately before such merger, consolidation or reorganization, own, directly or indirectly immediately following such merger, consolidation or reorganization, at least seventy-five percent (75%) of the combined voting power of the outstanding Voting Securities of the corporation resulting from such merger or consolidation or reorganization or the ultimate entity controlling such corporation (the "Surviving Corporation") in substantially the same proportion as their ownership of the Voting Securities immediately before such merger, consolidation or reorganization;

                       (2) the individuals who are members of the Incumbent Board immediately prior to the execution of the agreement providing for such merger, consolidation or reorganization constitute at least two-thirds (2/3) of the members of the board of directors of the Surviving Corporation and no agreement, plan or arrangement is in place to change the composition of the board following the merger, consolidation or reorganization such that the Incumbent Board would constitute less than two-thirds (2/3) of the reconstituted board;

                       (3) no person (other than the Company, any Subsidiary, or any employee benefit plan (or any trust forming a part thereof) maintained by the Company, the Surviving Corporation or any Subsidiary, or any Person who immediately prior to such merger, consolidation or reorganization had Beneficial Ownership of twenty percent (20%) or more of the then-outstanding Voting Securities) has Beneficial Ownership of twenty percent (20%) or more of the combined voting power of the Surviving Corporation's then-outstanding Voting Securities; and

                       (4) a transaction described in clauses (1) through (3) shall herein be referred to as a "Non-Control Transaction".

                    b) a complete liquidation or dissolution of the Company; or

                    c) an agreement for the sale or other disposition of all of the operating assets of the Company to any Person (other than a transfer to a Subsidiary).

         Notwithstanding the foregoing, a Change in Control shall not be deemed to occur solely because any Person (the "Subject Person") acquired Beneficial Ownership of more than the permitted amount of the outstanding Voting Securities as a result of the acquisition of Voting Securities by the Company which, by reducing the number of Voting Securities outstanding, increases the proportional number of shares Beneficially Owned by the Subject Person; provided that if a Change in Control would occur (but for the operation of this sentence) as a result of the acquisition of Voting Securities by the Company, and after such share acquisition by the Company the Subject Person becomes the Beneficial Owner of any additional Voting Securities which increases the percentage of the then-outstanding Voting Securities Beneficially Owned by the Subject Person, then a Change in Control shall occur.

         c)  "Code" means the Internal Revenue Code of 1986, as amended.

         d) "Committee" means the Compensation Committee or similar committee of the Board of Directors.

         e) "Common Stock" means the common stock, par value $.001 per share, of the Company.

         f) "Corporate Transaction" means any (i) reorganization or liquidation of the Company, (ii) reclassification of the Company's capital stock, (iii) merger of the Company with or into another corporation, or (iv) the sale of all or substantially all the assets of the Company, which results in a significant number of employees being transferred to a new employer or discharged or in the creation or severance of a parent-subsidiary relationship.

         g) "Date of Grant" means, as the case may be: (i) the date the Committee approves the grant of an Option pursuant to this Plan; or (ii) such later date as may be specified by the Committee as the date a particular Option granted pursuant to this Plan will become effective.

         h) "Employee" means any person employed by the Company within the meaning of Section 3401(c) of the Code and the regulations promulgated thereunder. For purposes of any Non-Qualified Option only, any officer or director of the Company shall be considered an Employee even if he is not an employee within the meaning of the first sentence of this subsection.

         i) "Exercise Price" means the price per share which must be paid upon exercise of an Option in cash or property or a combination of both.

         j) "Fair Market Value" means: (i) if the Common Stock is traded in a market in which actual transactions are reported, the mean of the high and low prices at which the Common Stock is reported to have traded on the relevant date in all markets on which trading in the Common Stock is reported or, if there is no reported sale of the Common Stock on the relevant date, the mean of the highest reported bid price and lowest reported asked price for the Common Stock on the relevant date; (ii) if the Common Stock is Publicly Traded but only in markets in which there is no reporting of actual transactions, the mean of the highest reported bid price and the lowest reported asked price for the Common Stock on the relevant date; or (iii) if the Common Stock is not Publicly Traded, the value of a share of Common Stock as determined by the most recent valuation prepared by an independent expert at the request of the Committee.

         k) "Incentive Stock Option" means any Option which, at the time of the grant, is an incentive stock option within the meaning of Section 422 of the Code.

         l) "Non-Qualified Option" means any Option that is not an Incentive Stock Option pursuant to the terms of this Plan.

         m)  "Option" means any option granted pursuant to this Plan.

         n) "Publicly Traded" means that a class of stock is required to be registered pursuant to Section 12 of the Exchange Act, or that stock of that class has been sold within the preceding 12 months in an underwritten public offering, or stock that is regularly traded in a public market.

         o) "Retirement" means a Termination of Employment by reason of an Employee's retirement at a time when the Employee is at least 65 years old, other than by reason of a termination by resignation, discharge, death or Total Disability or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

         p) "Termination of Employment" means the time when the employee-employer relationship between an Employee and the Company ceases to exist for any reason including, but not limited to, a termination by resignation, discharge, death, Total Disability or Retirement, or the resignation, failure to stand for re-election or dismissal from the Board of Directors.

         q) "Total Disability" means the inability of an Employee to perform the material duties of his or her job by reason of a medically determinable physical or mental impairment that can be expected to result in death or that has lasted or can be expected to last for a continuous period of not less than twelve (12) months. All determinations as to the date and extent of disability of an Employee will be made in accordance with the written policy pertaining to Employee disability, if any, of the Company by which the Employee is employed. In the absence of a written policy pertaining to Employee disability, all determinations as to the date and extent of disability of an Employee will be made by the Committee in its sole and absolute discretion. In making its determination, the Committee may consider the opinion of the personal physician of the Employee or the opinion of an independent licensed physician of the Company's choosing.

         3.  Effective Date of the Plan
             --------------------------

The "effective date" of this Plan is July 25, 2001.

         4.  Administration of the Plan
             --------------------------

Either the Board of Directors or the Committee shall be responsible for the administration of this Plan, and shall grant Options pursuant to this Plan. Subject to the express provisions of this Plan, the Committee shall have full authority to interpret this Plan, to prescribe, amend and rescind rules and regulations relating to it, and to make all other determinations which it believes to be necessary or advisable in administering this

Plan. The determinations of the Committee on the matters referred to in this section shall be conclusive. The Committee may not amend this Plan. No member of the Committee shall be liable for any act or omission in connection with the administration of this Plan unless it resulted from the member's willful misconduct.

         5.  The Committee
             -------------

The Committee shall hold its meeting at such times and places as it may determine and shall maintain written minutes of its meetings. A majority of the members of the Committee shall constitute a quorum at any meeting of the Committee. All determinations of the Committee shall be made by the vote of a majority of the members who participate in a meeting. The members of the Committee may participate in a meeting of the Committee in person or by conference telephone or similar communications equipment by means of which all members can hear each other. Any decision or determination by written consent of all of the members of the Committee shall be as effective as if it had been made by a vote of a majority of the members who participate in a meeting.

         6.  Stock Subject to the Plan
             -------------------------

The maximum number of shares of Common Stock as to which Options may be granted pursuant to this Plan is 5,000,000 shares. The maximum number of shares of such Common Stock shall be reduced each year by the grant of Options as provided herein. If any Option expires or is canceled without being exercised in full, the number of shares as to which the Option is not exercised will once again become shares as to which new Options may be granted. The Common Stock that is issued on exercise of Options may be authorized but unissued shares or shares that have been issued and reacquired by the Company.

         7.  Persons Eligible to Receive Options
             -----------------------------------

Options may be granted only to Employees, as defined in Section 2(h) above.

         8.  Grants of Options
             -----------------

         a)  In General. Except as otherwise provided herein, the Committee
             ----------
shall have complete discretion to determine when and to which Employees Options are to be granted, the number of shares of Common Stock as to which Options granted to each Employee will relate, whether Options granted to an Employee will be Incentive Stock Options or Non-Qualified Options or partly Incentive Stock Options and partly Non-Qualified Options and, subject to the limitations in Sections 9 and 10 below, the Exercise Price and the term of Options granted to an Employee. Any Options that are not designated as Incentive Stock Options when they are granted shall be Non-Qualified Options. No grant of an Incentive Stock Option may be conditioned upon a Non-Qualified Option's having yet been exercised in whole or in part, and no grant of a Non-Qualified Option may be conditioned upon an Incentive Stock Option's having not been exercised in whole or in part.

         9.  Option Provisions
             -----------------

         a)  Exercise Price. The Exercise Price of each Option shall be as
             --------------
determined by the Committee; provided, however, that in the case of Incentive Stock Options, the Exercise Price shall not be less than 100% of the Fair Market Value of the Common Stock on the Date of Grant of the Option.

         b)  Term. The term of each Option shall be as determined by the
             ----
Committee, but in no event shall the term of an Option (whether or not an Incentive Stock Option) be longer than ten (10) years from the Date of Grant.

         c)  Manner of Exercise. An Option that has vested pursuant to the terms
             ------------------
of this Plan may be exercised in whole or in part, in increments of a minimum of one hundred (100) shares, at any time, or from time to time, during its term. To exercise an Option, the Employee exercising the Option must deliver to the Company, at its principal office:

             i) a written notice of exercise of the Option, which states the extent to which the Option is being exercised and which is executed by the Employee;

            ii) a check in an amount, or Common Stock with a Fair Market Value, equal to the Exercise Price of the Option times the number of shares being exercised, or a combination of the foregoing; and

           iii) a check equal to any withholding taxes the Company is required to pay as a result of the exercise of the Option by the Employee. If permitted by the Board of Directors or the Committee, either at the time of the grant of the Option or the time of exercise, the Employee may elect, at such time and in such manner as the Board of Directors or the Committee may prescribe, to satisfy such withholding obligation by (A) delivering to the Company Common Stock (which in the case of Common Stock acquired from the Company shall have been owned by the Employee for at least six months prior to the delivery date) having a fair market value equal to such withholding obligation, or (B) requesting that the Company withhold from the shares of Common Stock to be delivered upon the exercise a number of shares of Common Stock having a fair market value equal to such withholding obligation. The day on which the Company receives all of the items specified in this subsection shall be the date on which the Option is exercised to the extent described in the notice of exercise.

         d)  Delivery of Stock Certificates. As promptly as practicable after an
             ------------------------------
Option is exercised, the Company shall cause the transfer agent to deliver to the Employee who exercises the Option certificates, registered in that person's name, representing the number of shares of Common Stock that were purchased by the exercise of the Option. Unless the Common Stock was issued in a transaction that was registered pursuant to the Securities Act of 1933, as amended (the "Securities Act"), each certificate may bear a legend to indicate that if the Common Stock represented by the certificate was issued in a transaction that was not registered pursuant to the Securities Act, and may only be sold or transferred in a transaction that is registered pursuant to the Securities Act or is exempt from the registration requirements of the Securities Act.

         e)  Vesting of Options. Except as otherwise provided in this Plan, the
             ------------------
Options granted hereunder to Employees shall be subject to such conditions as to vesting as shall be determined by the Committee, in its sole and absolute discretion, at the Date of Grant of the Option, and the terms of such vesting shall be clearly set forth in the instrument granting the Option; provided, however, that upon a Change of Control, any Options that have not yet vested in accordance with the terms of this Plan and the Stock Option Agreement shall vest upon such Change of Control. An Option shall "vest" at such time as it becomes exercisable in accordance with this Plan and the Stock Option Agreement. Upon exercise of an Option and the delivery the stock certificates as provided herein, the Common Stock acquired upon exercise of the Option shall not be subject to forfeiture by the Employee for any reason whatsoever.

         f)  Nontransferability of Options. During the lifetime of a person to
             -----------------------------
whom an Option is granted pursuant to this Plan, the Option may be exercised only by that person or by his or her guardian or legal representative, except to the extent the Board of Directors or the Compensation Committee shall otherwise determine, whether at the time the option is granted or thereafter, and then only for estate planning purposes to a trust wherein the option holder is the trustee, and except to the extent the Board of Directors or the Committee shall otherwise determine, whether at the time Option is granted or thereafter. An Option may not be assigned, transferred, sold, pledged or hypothecated in any way; shall not be subject to levy or execution or disposition under the Bankruptcy Code of 1978, as amended, or any other state or federal law granting relief to creditors, whether now or hereafter in effect; and shall not be transferable otherwise than by will or the laws of descent and distribution. The Company will not recognize any attempt to assign, transfer, sell, pledge, hypothecate or otherwise dispose of an Option contrary to the provisions of this Plan, or to levy any attachment, execution or similar process upon any Option and, except as expressly stated in this Plan, the Company shall not be required to, and shall not, issue Common Stock on the exercise of an Option to anyone who claims to have acquired that Option from the person to whom it was granted in violation of this subsection.

         g)  Retirement of Holder of Option. If there is a Termination of
             ------------------------------
Employment of an Employee to whom an Option has been granted due to Retirement, each Incentive Stock Option held by the retired Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option. In the case of a Non-Qualified Option, there shall be substituted the words, "the end of the twelve
(12) month period" for the words "the end of the three (3) month period" in the immediately preceding sentence.

         h)  Total Disability of Holder of Option. If there is a Termination of
             ------------------------------------
Employment of an Employee to whom an Option has been granted by reason of his or her Total Disability, each Option held by the Employee, whether or not then vested, may be exercised until the earlier of: (x) the end of the twelve (12) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

         i)  Death of Holder of Option. If there is a Termination of Employment
             -------------------------
of an Employee to whom an Option has been granted by reason of (i) his or her death, or (ii) the death of a former Employee within three (3) months following the date of his or her Retirement (or, in the case of a Non-Qualified Option, within twelve (12) months following the date of his or her Retirement), or (iii) the death of a former Employee within twelve (12) months following the date of his or her Termination of Employment by reason of Total Disability, then each Option held by the person at the time of his or her death, whether or not then vested, may be exercised by the person or persons to whom the Option shall pass by will or by the laws of descent and distribution (but by no other persons) until the earlier of: (x) the end of the twelve (12) month period immediately following the date of death (or such longer period as is permitted by the Committee); and (y) the expiration of the term specified in the Option, provided, however, that in no event is the term of the Option to be deemed to expire prior to the end of three (3) months from the date of death of the Employee.

         j)  Termination of Employment Other Than for Retirement, Death or
             -------------------------------------------------------------
Disability. Unless the Committee or the Board of Directors states otherwise with
----------
respect to a specific Option, if there is a Termination of Employment of an Employee to whom an Option has been granted pursuant to this Plan for any reason other than the Retirement, death or Total Disability of the Employee, then all Options held by such Employee which are then vested may be exercised until the earlier of: (x) the three (3) month period immediately following the date of such Termination of Employment; or (y) the expiration of the term specified in the Option.

         k)  Stock Option Agreement. As promptly as practicable after an
             ----------------------
Employee is granted an Option pursuant to this Plan, the Committee shall send the Employee a document setting forth the terms and conditions of the grant. The form of grant document shall be substantially as set forth in Exhibit "B-1" attached hereto. Each Option granted pursuant to this Plan must be clearly identified as to whether it is or is not an Incentive Stock Option and shall set forth all other terms and conditions relating to the exercise thereof. In the case of an Incentive Stock Option, the document shall include all terms and provisions that the Committee determines to be necessary or desirable in order to qualify the Option as an Incentive Stock Option within the meaning of Section 422 of the Code. If an Employee is granted an Incentive Stock Option and a Non-Qualified Option at the same time, the Committee shall send the Employee a separate document relating to each of the Incentive Stock Option and the Non-Qualified Option.

         l)  Registration of Plan. Upon a Change of Control, the Company agrees
             --------------------
to use its best efforts to cause the Plan to be registered under the Securities Act at the earliest possible time. The Company shall have no other obligations to register the Plan unless directed to do so by the Board of the Company based on the Company's best interests.

         10. Special Provisions Relating to Incentive Stock Options
             ------------------------------------------------------

No Incentive Stock Option may be granted pursuant to this Plan after ten (10) years from the first to occur of: (i) the date this Plan is adopted by the Board of Directors; or (ii) the date this Plan is approved by the stockholders of the Company. No Incentive Stock Option may be exercised after the expiration of ten
(10) years from the Date of Grant or such shorter period as is provided herein. Notwithstanding Section 8(b) hereof, Incentive Stock Options may not be granted to an Employee who, at the time the Option is granted, owns more than ten percent (10%) of the total combined voting power of the stock of the Company, unless: (i) the purchase price of the Common Stock pursuant to the Incentive Stock Option is at least one hundred ten percent (110%) of the Fair Market Value of the Common Stock on the Date of Grant; and (ii) the Incentive Stock Option by its terms is not exercisable after the expiration of five (5) years from the Date of Grant. The Committee is authorized, pursuant to the last sentence of
Section 422(b) of the Code, to provide at the time an Option is granted, pursuant to the terms of such Option, that such Option shall not be treated as an Incentive Stock Option even though it would otherwise qualify as an Incentive Stock Option. The terms of any Incentive Stock Option granted hereunder shall, in the hands of any individual grantee thereof, be subject to the dollar limitations set forth in Section 422(d) of the Code (pertaining to the $100,000 per year limitation).

         11. Recapitalization
             ----------------

         a)  In General. If the Company increases the number of outstanding
             ----------
shares of Common Stock through a stock dividend or a stock split, or reduces the number of outstanding shares of Common Stock through a combination of shares or similar recapitalization then, immediately after the record date for the change:
(i) the number of shares of Common Stock issuable on the exercise of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be increased in the case of a stock dividend or a stock split, or decreased in the case of a combination or similar recapitalization that reduces the number of outstanding shares, by a percentage equal to the percentage change in the number of outstanding shares of Common Stock as a result of the stock dividend, stock split, combination or similar recapitalization; (ii) the Exercise Price of each outstanding Option granted pursuant to this Plan (whether or not then vested) shall be adjusted so that the total amount to be paid upon exercise of the Option in full will not change; and (iii) the number of shares of Common Stock that may be issued on exercise of Options granted pursuant to this Plan (whether or not then vested) and that are outstanding or remain available for grant shall be increased or decreased by a percentage equal to the percentage change in the number of outstanding shares of Common Stock. Any fractional shares will be rounded up to whole shares.

         b)  Corporate Transactions. If, as a result of a Corporate Transaction
             ----------------------
while an Option granted pursuant to this Plan is outstanding (whether or not then vested), and the holders of the Common Stock become entitled to receive, with respect to their Common Stock, securities or assets other than, or in addition to, their Common Stock, then upon exercise of that Option the holder shall receive what the holder would have received if the holder had exercised the Option immediately before the first Corporate Transaction that occurred while the Option was outstanding and as if the Company had not disposed of anything the holder would have received as a result of that and all subsequent Corporate Transactions. the Company shall not agree to any Corporate Transaction unless the other party to the Corporate Transaction agrees to make available on exercise of the Options granted pursuant to this Plan that are outstanding at the time of the Corporate Transaction, the securities or other assets the holders of those Options are entitled pursuant to this subsection to receive.

         12. Rights of Option Holder
             -----------------------

         a)  Stockholder. The holder of an Option (whether or not then vested)
             -----------
shall not have any rights as a stockholder by reason of holding that Option. Upon exercise of an Option granted pursuant to this Plan, the holder shall be deemed to acquire the rights of a stockholder when, but not before, the issuance of Common Stock as a result of the exercise is recorded in the stock transfer records of the Company.

         b)  Employment. Nothing in this Plan or in the grant of an Option shall
             ----------
confer upon any Employee the right to continue in the employ of the Company or shall interfere with or restrict in any way the rights of the Company to discharge any Employee at any time for any reason whatsoever, with or without cause.

         13. Laws and Regulations
             --------------------

The obligation of the Company to sell and deliver shares of Common Stock on vesting and exercise of Options granted pursuant to this Plan shall be subject to the condition that counsel for the Company be satisfied that the sale and delivery thereof will not violate the Securities Act or any other applicable laws, rules or regulations. In addition, the Company may, as a condition to such sale and delivery, require the Employee to represent and warrant at the time of any such exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required pursuant to such securities laws.

         14. Withholding of Taxes
             --------------------

         a)  In General. In addition to the requirement set forth in Section
             ----------
9(c) above that, in order to exercise an Option granted pursuant to this Plan a person must make a payment to the Company or authorize withholding in order to enable the Company to pay any withholding taxes due as a result of the exercise of that Option, if an Employee who exercised an Incentive Stock Option disposes of shares of Common Stock acquired through exercise of that Incentive Stock Option either (x) within two years after the Date of Grant of the Incentive Stock Option or (y) within one year after the issuance of the shares on exercise of the Incentive Stock Option then, promptly thereafter, the Employee shall notify the Company of the occurrence of the event and the amount realized upon the disposition of such Common Stock by the Employee, and pay any federal, state and other taxes due as a result thereof.

         b)  Withholding of Taxes. If, whether because of a disposition of
             --------------------
Common Stock acquired on exercise of an Incentive Stock Option, the exercise of a Non-Qualified Option or otherwise, the Company becomes required to pay withholding taxes to any federal, state or other taxing authority and the Employee fails to provide the Company with the funds with which to pay that withholding tax, then the Company may withhold, subject to applicable state law, up to 50% of each payment of salary or bonus to the Employee (which will be in addition to any other required or permitted withholding), until the Company has been reimbursed for the entire withholding tax it was required to pay.

         15. Reservation of Shares
             ---------------------

The Company shall at all times keep reserved for issuance on exercise of Options granted pursuant to this Plan a number of authorized but unissued or reacquired shares of Common Stock equal to the maximum number of shares the Company may be required to issue on exercise of outstanding Options (whether or not then vested) granted pursuant to this Plan.

         16. Amendment of the Plan
             ---------------------

The Board of Directors may, at any time and from time to time, modify or amend this Plan in any respect effective at any date the Board of Directors determines; provided, however, that, without the approval of the stockholders of the Company the Board of Directors may not increase the maximum number of Incentive Stock Options that may be granted under the Plan. No modification or amendment of this Plan shall, without the consent of the holder of an outstanding Option (whether nor not then vested), adversely affect the holder's rights pursuant to that Option.

         17. Termination of the Plan
             -----------------------

The Board of Directors may suspend or terminate this Plan at any time or from time to time, but no such action shall adversely affect the rights of a person holding an outstanding Option, whether or not then vested, granted pursuant to this Plan prior to that date.

                                 EXHIBIT "B-1"

                            STOCK OPTION AGREEMENT

         This Agreement is made as of ___________, 20__, by and between PROXYMED, INC. (the "Company") and _____________, who is an employee, officer or director of the Company or one of its subsidiaries (the "Employee").

         WHEREAS, the Employee is a valuable and trusted employee, officer or director of the Company, and the Company considers it desirable and in its best interests that the Employee be given an inducement to acquire a further proprietary interest in the Company, and an added incentive to advance the interests of the Company by possessing a right (the "Option Right") to purchase shares of the Company's common stock, $.001 par value (the "Option Stock"), in accordance with the PROXYMED, INC. 2001 Stock Option Plan (the "Plan").

         NOW, THEREFORE, in consideration of the premises, it is agreed by and between the parties as follows:

1.       Definitions. All terms not defined herein and defined in the Plan shall
         -----------
         be given the meaning expressed in the Plan.

2.       Grant of Option. The Company hereby grants to the Employee the right,
         ---------------
privilege and option to purchase the number of shares of Option Stock, at the purchase price as shown on Schedule I attached hereto (the "Option Price"), in the manner and subject to the conditions hereinafter provided in this Agreement and as provided in the Plan. The Option Right granted hereunder is either an Incentive Stock Option or Non-Qualified Option, as specified on Schedule

3.       Time of Exercise of Option. The aforesaid Option Right may be exercised
         --------------------------
at any time, subject to Section 4, below, and from time to time, until the termination thereof as provided in Paragraph 6, below, or as otherwise provided in the Plan; provided, however, that the Option Right granted herein may not be exercised after the termination date as shown on Schedule I, unless provided otherwise in the Plan.

4.       Vesting of Option Right. The Option Right shall vest as provided in
         -----------------------
Schedule I.

5.       Method of Exercise. The Option Right shall be exercised in whole or in
         ------------------
part, in increments of a minimum of one hundred (100) shares, at any time, or from time to time, during its term. To exercise an option, the Employee shall deliver written notice in the form attached hereto as Schedule II to the Company at its principal place of business, accompanied by payment of the Option Price per share and compliance with such other conditions and requirements as set forth in the Plan. Payment shall be made by a check, plus a check equal to any withholding taxes that the Company is required to pay as a result of the exercise of the Option by the Employee.

Subject to the terms and conditions set forth in the Plan, as promptly as practicable after an Option is exercised, the Company shall deliver such shares issuable upon exercise of the Option.

6.   Termination of Employment. The rights and obligations of the Employee upon
     -------------------------
Termination of Employment shall be as set forth in the Plan.

7.   Restrictions on Certain Resales. The shares issuable upon exercise of this
     -------------------------------
Option have not been registered under the Securities Act of 1933, as amended (the "Securities Act") or under any state securities laws, and are being offered and sold in reliance upon federal and state exemptions for transactions not involving any public offering. The holder may not resell the shares purchased hereunder except pursuant to registration under the Securities Act or an exemption therefrom.

     Resales of shares issuable hereunder may be subject to other state and federal securities laws. The Employee is advised to consult with legal counsel as to compliance with the Securities Act, the Securities Exchange Act of 1934, as amended (the "Exchange Act") and such other laws prior to resale of such shares.

     The Company, as a condition to the exercise of an Option to acquire shares not registered under the Securities Act, may require the Employee to represent and warrant at the time of any exercise that the shares are being purchased only for investment and without any present intention to sell or distribute such shares if, in the opinion of counsel for the Company, such a representation is required by the Securities Act.

8.   Reclassification, Merger, etc. The rights and obligations of the Company
     -----------------------------
and the Employee as a result of the transactions specified in Section 11 of the Plan shall be as provided therein.

9.   Rights Prior to Exercise of Option. This Option Right is nonassignable and
     ----------------------------------
nontransferable by the Employee except as provided in the Plan and, during his lifetime, is exercisable only by him. The Employee shall have no rights as a stockholder with respect to the Option Stock until payment of the Option Price and delivery to him of such shares as herein provided. Nothing in this Agreement shall confer any right in an employee to continue in the employment of the Company or interfere in any way with the right of the Company to terminate such employment at any time.

10.  Binding Effect. This Agreement shall inure to the benefit of and be binding
     --------------
     upon the parties hereto and their respective heirs, executors, administrators, successors and assigns.

11.  Discrepancies. If there appears to be any discrepancies between this
     -------------
Agreement and the Plan, they shall be interpreted and determined by the terms and conditions of the Plan.

     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on the day and year first above written.

                                        PROXYMED, INC.


By: _____________________________       By: ____________________________________
    Frank M. Puthoff, Secretary             Michael K. Hoover, Chairman and
                                            Chief Executive Officer

     I hereby accept the stock option right offered to me by the Company, as set forth in this Stock Option Agreement dated as of ________, 20__, and Schedule I which is attached thereto.

                                        Accepted by:

                                        Employee:


                                        ________________________________________
                                        Employee Signature


                                        _______________________________________
                                        Date

                                  SCHEDULE I


     The information set forth in this Schedule I is subject to all of the terms of the PROXYMED, INC. 2001 Stock Option Agreement to which this Schedule is attached.

     1.   Name of Employee, Officer or Director:

          ______________________________________

     2.   Address:


          ______________________________________

          ______________________________________

     3.   Social Security Number: ________________________

     4.   Number of Shares:  _________________________

     5. Exercise Price: $____ per share [closing price at close of business on _____]

     6.   Type of Option (check one):

               [_] Incentive Stock Option

               [_] Non-Qualified Stock Option

     7.   Number of Shares              Date Vested            Termination Date
          ----------------              -----------            ----------------





REFERENCE IS MADE TO THE 2001 STOCK OPTION PLAN FOR CERTAIN EVENTS SUCH AS DEATH, DISABILITY, CHANGE OF CONTROL AND TERMINATION OF EMPLOYMENT THAT CAUSE THESE OPTIONS TO EXPIRE PRIOR TO THE TERMINATION DATE SET FORTH ABOVE.

                                  SCHEDULE II

                              NOTICE OF EXERCISE

     I, the undersigned Employee, hereby give notice of the exercise of the Option described below, to the extent and in the manner specified herein, subject to the all of the terms and conditions of the PROXYMED, INC. STOCK OPTION AGREEMENT granting this Option and the PROXYMED, INC. 2001 STOCK OPTION PLAN. If the shares to be acquired pursuant to this exercise of the Option are not registered under the Securities Act of 1933, as amended, the undersigned represents and warrants that the shares are being purchased only for investment and without any present intention to sell or distribute such shares.

     1.   Name of Employee, Officer or Director: _______________________________

     2.   Address:

          __________________________________________
          __________________________________________
          __________________________________________

     3.   Social Security Number: __________________

     4.   Number of Shares Being Exercised on This Date:  ______________

     5.   Exercise Price:  $____ per share

     6.   Manner of Payment:

          _________  Check (amount enclosed: $_____________)



                                                    ____________________________
                                                    Employee Signature

                                                    DATE: ______________________


Signature Guarantee:


__________________________

                                                                       EXHIBIT C

                                PROXYMED, INC.

                             ARTICLES OF AMENDMENT
                                      TO
                      RESTATED ARTICLES OF INCORPORATION
                                      OF
                     PROXYMED, INC., A FLORIDA CORPORATION

Pursuant to the provisions of Section 607.1006, Florida Statutes, ProxyMed, Inc., (the "Corporation") adopts the following Articles of Amendment to its Restated Articles of Incorporation:

FIRST: Article III of the Corporation's Restated Articles of Incorporation is amended by striking out the first paragraph thereof and by substituting in lieu of said paragraph the following new first paragraph to Article III:

               "The Corporation is authorized to issue 200,000,000 shares of Common Stock, par value $.001 per share, and 2,000,000 shares of preferred stock, par value $.01 per share."

SECOND: This Amendment was adopted by the shareholders at the Corporation's Annual Meeting of Shareholders held on July 25, 2001. The number of votes cast were sufficient for approval.

Dated as of the ____day of ______, 2001.


                                       ProxyMed, Inc.



                                       By: ________________________________
                                             Michael K. Hoover
                                             Chairman of the Board and
                                             Chief Executive Officer

                   PROXY FOR ANNUAL MEETING OF PROXYMED, INC.
                           2555 DAVIE ROAD, SUITE 110
                         FT. LAUDERDALE, FLORIDA 33317
                                 (954) 473-1001

       SOLICITATION ON BEHALF OF THE BOARD OF DIRECTORS OF PROXYMED, INC.
   The undersigned hereby appoints Michael K. Hoover and Judson E. Schmid with the power to vote, either one of them, at the Annual Meeting of Shareholders of ProxyMed, Inc. (the "Company") to be held on Friday, July 25, 2001, at 9:00 a.m., Eastern Daylight Time, at the Sheraton Fort Lauderdale Airport, 1825 Griffin Road, Dania, Florida 33004, or any adjournment thereof, all shares of the Common Stock which the undersigned possesses and with the same effect as if the undersigned was personally present, upon all subjects that may properly come before the meeting, including the matters described in the proxy statement furnished herewith, subject to any directions indicated on this card. If no directions are given, the proxies will vote for the election of all listed nominees; in favor of the adoption of the 2001 Stock Option Plan; in favor of amending the Company's Restated Articles of Incorporation to increase the number of authorized shares of Common Stock to 200,000,000; and at their discretion on any other matter that may properly come before the meeting.

   THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF ALL ITEMS.

(1) ELECTION OF DIRECTORS: (Nominees are Michael K. Hoover, Harold S. Blue, Edwin M. Cooperman, Gerald B. Cramer, Donald G. Drapkin, Michael S. Falk, Thomas E. Hodapp, Bertram J. Polan and Eugene R. Terry)*
                  [_] FOR           [_] WITHHOLD AUTHORITY
* To vote your shares for all director nominees, mark the "For" box. To withhold voting for all nominees, mark the "Withhold Authority" box. If you do not wish your shares voted "For" a particular nominee(s), enter the name(s) of that nominee(s) in the following space:


                  (Continued and to be signed on reverse side)

                          (Continued from other side)

(2) 2001 STOCK OPTION PLAN.

               [_] FOR        [_] AGAINST     [_] ABSTAIN


(3) AMEND THE COMPANY'S RESTATED ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK, PAR VALUE $0.01, FROM 100,000,000 TO 200,000,000.

               [_] FOR        [_] AGAINST     [_] ABSTAIN

                                    Dated: ____________________________________

                                    ___________________________________________
                                                     Signature
                                    ___________________________________________
                                            Signature (if held jointly)

                                    (Please sign exactly as name appears
                                    hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians, attorneys and corporate officers should include their titles.)

   PLEASE SIGN, DATE AND PROMPTLY RETURN THIS PROXY IN THE ENCLOSED ENVELOPE.